DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2020
Disclosure of general information about financial statements [Abstract]
DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS
Yamana Gold Inc. is the ultimate parent company of its consolidated group ("Yamana" or "the Company”). The Company, incorporated and domiciled in Canada, is a precious metals producer with significant gold and silver production, development stage properties, and exploration properties and land positions throughout the Americas, including Canada, Brazil, Chile and Argentina. Yamana plans to continue to build on this base through expansion and optimization initiatives at existing operating mines, development of new mines, the advancement of its exploration properties and, at times, by targeting other consolidation opportunities with a primary focus in the Americas.

The Company’s registered office is Royal Bank Plaza, North Tower, Suite 2200 - 200 Bay Street, Toronto, Ontario, M5J 2J3. The Company is listed on the Toronto Stock Exchange (Symbol: YRI), the New York Stock Exchange (Symbol: AUY) and the London Stock Exchange (Symbol: AUY).

The Company's principal producing mining properties are comprised of the Canadian Malartic mine in Canada (50% interest); the Jacobina mine in Brazil; the El Peñón and Minera Florida mines in Chile; and the Cerro Moro mine in Argentina.

On December 17, 2020, the Company, along with partners Glencore International AG ("Glencore") and Newmont Corporation ("Newmont"), completed the integration of the Agua Rica project with the Alumbrera plant and infrastructure, pursuant to which, Yamana relinquished a non-controlling interest in Agua Rica for an increased interest in Alumbrera. Upon completion of the integration transaction, Yamana owned 56.25%, with Glencore and Newmont owning 25.00% and 18.75%, respectively, of Minera Agua Rica Alumbrera Ltd., the legal entity that holds the integrated project - now known as the MARA project. Refer to Note 6 for further details.